UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2021

GX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 38914	83- 1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of the Americas, 25th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	GXGXU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	GXGX	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	GXGXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

GX Acquisition Corp. (“GX”) is a blank check company incorporated in Delaware on August 24, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving GX and one or more businesses. On January 8, 2021, GX entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with Alpha First Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of GX (“First Merger Sub”), Alpha Second Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of GX (“Second Merger Sub”), and Celularity Inc., a Delaware corporation (“Celularity”).

Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), and in accordance with the Delaware General Corporation Law, as amended (“DGCL”), (i) First Merger Sub will be merged with and into Celularity (the “First Merger”), with Celularity surviving the First Merger as a wholly owned subsidiary of GX (Celularity, in its capacity as the surviving corporation of the First Merger, is sometimes referred to as the “Surviving Corporation”); and (ii) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Corporation will be merged with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers”), with Second Merger Sub being the surviving entity of the Second Merger (Second Merger Sub, in its capacity as the surviving entity of the Second Merger, is sometimes referred to herein as the “Surviving Entity”) (steps (i) and (ii) collectively with the other transactions described in the Merger Agreement, the “Business Combination”).

The Merger Agreement

Merger Consideration

The aggregate merger consideration payable to stockholders of Celularity at the Closing consists of up to 147,327,224 newly issued shares of Class A common stock of GX, par value $0.0001 per share (“GX Class A Common Stock”) valued at approximately $10.15 per share.

Prior to the Closing, Celularity will cause each share of preferred stock of Celularity, par value $0.0001 per share, designated as Series A Preferred Stock, Series B Preferred Stock and Series X Preferred Stock, respectively (together, “Celularity Preferred Stock”) that is issued and outstanding immediately prior to the effective time of the First Merger (the “Effective Time”) to be automatically converted into a number of shares of common stock of Celularity, par value of $0.0001 per share (“Celularity Common Stock”) at the then-effective conversion rate as calculated pursuant to the Amended and Restated Certificate of Incorporation of Celularity, dated March 16, 2020, as may be amended, restated or otherwise modified from time to time (the “Celularity Charter”).

At the Effective Time, by virtue of the First Merger and without any action on the part of GX, First Merger Sub, Celularity or the holders of any of the following securities:

(a)	each share of Celularity Common Stock (including shares of Celularity Common Stock resulting from the conversion of shares of Celularity Preferred Stock described above (including any shares of Celularity Preferred Stock issued for cash upon exercise of a warrant to purchase Celularity’s Series B Preferred Stock (each, a “Celularity Warrant”) prior to or in connection with the Closing)) that is issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive the number of shares of GX Class A Common Stock equal to the Exchange Ratio (as defined below) (the “Per Share Merger Consideration”);

(b)	each share of Celularity capital stock held in the treasury of Celularity will be cancelled without any conversion thereof and no payment or distribution will be made with respect thereto;

(c)	each share of First Merger Sub common stock, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of the Surviving Corporation;

(d)	each Celularity Warrant (as to which no notice of exercise has been delivered to Celularity prior to the Closing) that is outstanding immediately prior to the Effective Time (and which would otherwise be exercisable in accordance with its terms immediately following the Effective Time) will, to the extent consistent with the terms of such Celularity Warrant, represent the right to purchase shares of GX Class A Common Stock (and not Celularity Capital Stock) (each, a “Converted Warrant”) on the same terms and conditions (including exercisability terms) as were applicable to such Celularity Warrant immediately prior to the Effective Time, except that (A) each Converted Warrant will be exercisable for that number of shares of GX Class A Common Stock equal to the product (rounded down to the nearest whole number) of (1) the number of Celularity Warrant Shares (as defined below) subject to the Celularity Warrant immediately prior to the Effective Time and (2) the Exchange Ratio (as defined below); and (B) the per share exercise price for each share of GX Class A Common Stock issuable upon exercise of the Converted Warrant will be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the per share exercise price for each share of Series B Preferred Stock issuable upon exercise of such Celularity Warrant immediately prior to the Effective Time by (2) the Exchange Ratio (as defined below); and

(e)	each option to purchase Celularity Common Stock (each, a “Celularity Option”) that is outstanding immediately prior to the Effective Time will be assumed by GX and converted into an option to purchase shares of GX Class A Common Stock (each, a “Converted Option”), except that the assumption and conversion of any such Celularity Options that are incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) will be effected in a manner that is intended to be consistent with the applicable requirements of Section 424 of the Code and the applicable regulations promulgated thereunder. Each Converted Option will have and be subject to the same terms and conditions (including vesting and exercisability terms) as were applicable to such Celularity Option immediately before the Effective Time, except that (x) each Celularity Option will be exercisable for that number of shares of GX Class A Common Stock equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Celularity Common Stock subject to the Celularity Option immediately before the Effective Time and (2) the Exchange Ratio (as defined below); and (y) the per share exercise price for each share of GX Class A Common Stock issuable upon exercise of the Converted Option will be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per share of Celularity Common Stock of such Celularity Option immediately before the Effective Time by (2) the Exchange Ratio (as defined below); except that the exercise price and the number of shares of GX Class A Common Stock purchasable under each Converted Option will be determined in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder.

(f)	The following terms have the respective meanings ascribed to them below:

(i)	“Celularity Reference Share Value” means a dollar amount equal to (i) the sum of (a) $1,250,000,000 plus (b) the aggregate dollar amount payable to Celularity upon the exercise of all Celularity Options and Celularity Warrants (as to which no notice of exercise has been delivered to Celularity prior to the Closing) that are outstanding immediately prior to the Effective Time (and which would otherwise be exercisable in accordance with its terms immediately following the Effective Time), calculated by adding the sum of all exercise prices under such Celularity Options and Celularity Warrants (the “Aggregate Exercise Price”) divided by (ii) the number of Fully Diluted Celularity Shares (as defined below).

(ii)	“Exchange Ratio” means the quotient obtained by dividing (i) the Celularity Reference Share Value, by (ii) a dollar amount equal to the quotient obtained by dividing (a) the aggregate amount on deposit in GX’s trust account as of two business days prior to the date of the Closing, including interest earned on the funds held in GX’s trust account and not previously released to GX to pay its taxes by (b) the shares of GX Class A Common Stock issued and sold as part of GX units in GX’s initial public offering that remain outstanding as of two business days prior to the date of the Closing.

(iii)	“Fully Diluted Celularity Shares” means, as of the Effective Time, a number of shares of Celularity Common Stock determined as follows without duplication, and expressed in each case on a fully diluted and as-converted to Celularity Common Stock basis: (i) the number of shares of Celularity Common Stock outstanding immediately prior to the Effective Time, (ii) the number of shares of Celularity Common Stock issuable in respect of all unexpired, issued and outstanding Celularity Options, (iii) the number of shares of Celularity Common Stock issuable upon the conversion of the Celularity Preferred Stock pursuant to the Merger Agreement (including in respect of any Celularity Warrant Shares (as defined below) issued upon the exercise of a Celularity Warrant prior to or in connection with the Closing) and (iv) the Celularity Warrant Shares (as defined below) to the extent the related Celularity Warrant remains outstanding immediately prior to the Effective Time (and which would otherwise be exercisable in accordance with its terms immediately following the Effective Time).

(iv)	“Celularity Warrant Shares” means the number of shares of Celularity Common Stock that would be issuable upon the exercise of a Celularity Warrant for cash and assuming the conversion of the Series B Preferred Stock underlying such outstanding Celularity Warrant into Celularity Common Stock pursuant to the Merger Agreement.

At the effective time of the Second Merger (the “Second Effective Time”), by virtue of the Second Merger and without any action on the part of GX, Surviving Corporation, Second Merger Sub or the holders of any securities of GX or the Surviving Corporation or the Second Merger Sub: (x) each share of common stock of the Surviving Corporation issued and outstanding immediately prior to the Second Effective Time will be canceled and will cease to exist without any conversion thereof or payment therefor; and (y) each membership interest in Second Merger Sub issued and outstanding immediately prior to the Second Effective Time will be converted into and become one validly issued, fully paid and non-assessable membership interest in the Surviving Entity, which will constitute the only outstanding equity of the Surviving Entity.

Representations and Warranties

The Merger Agreement contains customary representations and warranties by GX, Celularity, First Merger Sub and Second Merger. The representations and warranties of the respective parties to the Merger Agreement will not survive the Closing.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Business Combination and efforts to satisfy conditions to consummation of the Business Combination. The Merger Agreement contains additional covenants, including, among others, providing for (i) Celularity to prepare and deliver to GX certain audited and unaudited consolidated financial statements of Celularity, (ii) GX to prepare and file a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement”), which will include a document that will serve as a proxy statement and prospectus of GX, and take certain other actions to obtain the requisite approval of GX stockholders of certain proposals regarding the Business Combination, (iii) the parties to not solicit, initiate or knowingly encourage any negotiations or enter into any agreements with respect to certain alternative transactions, (iv) the parties to use reasonable best efforts to obtain necessary approvals from governmental authorities and (v) GX to use its reasonable best efforts to cause the GX Class A Common Stock issued in connection with the Business Combination to be approved for listing on the Nasdaq Capital Market at the Closing.

Conditions to the Closing

The obligations of GX, Celularity, First Merger Sub and Second Merger Sub to consummate the Business Combination, including the Mergers, are subject to customary and other conditions of the respective parties, including, among others: (i) approval by GX’s stockholders and by Celularity’s stockholders, (ii) GX having at least $5,000,001 of net tangible assets as of the Closing, (iii) the expiration or termination of the waiting period under the HSR Act, (iv) the listing of the shares of GX Class A Common Stock to be issued in connection with the Closing on the Nasdaq Capital Market and the effectiveness of the Registration Statement, (v) no material adverse effect on Celularity and its subsidiaries or GX and its subsidiaries having occurred and (vi) the effectiveness or execution, as applicable, of the agreements relating to the Business Combination contemplated by the Merger Agreement.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including (i) by mutual written consent of the parties, (ii) by either GX or Celularity if (a) the Closing has not occurred on or prior to May 20, 2021 (the “Initial Outside Date”, as it may be extended below, the “Outside Date”); except that, if prior to such date, GX’s stockholders have approved extending the deadline by which it must complete its initial business combination (such deadline, the “Extension Date”), then the Initial Outside Date may be extended by either GX or Celularity upon written notice to the other to the earlier of the Extension Date and June 30, 2021, except that a party may not terminate the Merger Agreement if such party’s direct breach or violation of the Merger Agreement, or indirect breach or violation of the Merger Agreement through its affiliates, is the principal cause of the failure of any closing condition to be satisfied on or prior to the Outside Date, (b) a final and nonappealable order has been issued or governmental action permanently restrains, enjoins or otherwise prohibits the Business Combination or (c) GX’s stockholder approval is not obtained, (iii) by Celularity upon a breach by GX, First Merger Sub or Second Merger Sub if such breach gives rise to a failure of a closing condition and cannot be cured or has not been cured within the earlier of 30 days’ notice by Celularity and the Outside Date and (iv) by GX (a) upon a breach by Celularity if such breach gives rise to a failure of a closing condition and cannot be cured or has not been cured within the earlier of 30 days’ notice by GX and the Outside Date, (b) if Celularity fails to obtain the approval of Celularity stockholders required to adopt the Merger Agreement and approve the Business Combination within five business days after the Registration Statement becomes effective or (c) the Stockholder Support Agreements (as defined below) have not been delivered by a number of Celularity stockholders sufficient to adopt the Merger Agreement and approve the Business Combination within 24 hours of the execution and delivery of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Mergers, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about GX or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to GX’s investors and security holders. GX investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in GX’s public disclosures.

PIPE Subscription Agreements

On January 8, 2021, concurrently with the execution of the Merger Agreement, GX entered into separate subscription agreements (the “Subscription Agreements”) with investors (each, a “PIPE Investor”), pursuant to which the PIPE Investors agreed to purchase, and GX agreed to sell to the PIPE Investors, an aggregate of 8,340,000 shares of GX Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $83,400,000 million (the “PIPE Investment”), a portion of which is expected to be funded by (i) existing Celularity investors and affiliates (the “Celularity-Related PIPE Investors”) and (ii) certain additional investors.

The closing of the sale of the PIPE Shares (the “PIPE Closing”) pursuant to the Subscription Agreements is expected to occur substantially concurrently with the Closing and is conditioned upon, among other customary closing conditions, the consummation of the Business Combination and certain applicable regulatory approvals.

The Subscription Agreements for the PIPE Investors (other than the Celularity-Related PIPE Investors, whose registration rights are governed by the Amended and Restated Registration Rights Agreement described below), provide for certain registration rights. In particular, GX is required to, as soon as practicable but no later than 15 business days after the Closing, submit or file with the SEC a registration statement registering the resale of the PIPE Shares. Additionally, GX is required to use its reasonable best efforts to have such registration statement declared effective by the SEC as soon as reasonably practicable after the filing thereof but no later than the earlier of (i) the 15th business day following the filing date thereof if the SEC notifies GX that it will “review” such registration statement and (ii) the 10th business day after the date GX is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review. GX must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (A) the date the PIPE Investors no longer hold any registrable shares, (B) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144 and (C) two years from the date of effectiveness of the registration statement.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; (c) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement fail to occur; (d) the Outside Date if the Closing has not occurred by such date; and (e) with respect to certain PIPE Investors, by written notice of any such PIPE Investor to GX in the event the Merger Agreement is amended, supplemented or modified on or after the date hereof in a manner that materially adversely affects such PIPE Investor without the prior written consent of such PIPE Investor.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Stockholder Support Agreements

On January 8, 2021, in connection with the execution of the Merger Agreement, GX, Celularity and stockholders of Celularity holding approximately 82% of Celularity’s shares of capital stock as of the date of the Merger Agreement executed stockholder support agreements (the “Stockholder Support Agreements”), pursuant to which, among other things, such persons have agreed (a) vote their shares Celularity common stock and preferred stock in favor of the adoption of the Merger Agreement and the approval of the Business Combination contemplated by the Merger Agreement, subject to certain customary conditions and (b) not to transfer any of their subject shares (or enter into any arrangement with respect thereto), subject to certain customary exceptions.

The foregoing description of the Stockholder Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Stockholder Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Sponsor Support Agreement

On January 8, 2021, in connection with the execution of the Merger Agreement, Celularity, GX, GX Sponsor LLC and the officers and directors of GX executed a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, GX Sponsor LLC and the officers and directors of GX have agreed (a) to vote their shares of GX common stock in favor of the adoption of the Merger Agreement and the approval of the Business Combination contemplated by the Merger Agreement, as well as the other proposals to be set forth in the Registration Statement, subject to certain customary conditions, (b) not to transfer any of their subject shares (or enter into any arrangement with respect thereto), subject to certain customary exceptions and (c) to waive, to the fullest extent permitted by law, the ability to adjust the Initial Conversion Ratio (as defined in GX’s Amended and Restated Certificate of Incorporation, dated as of May 20, 2019 (the “GX Charter”)) pursuant to the terms of the GX Charter in connection with the issuance of additional GX Class A Common Stock in the transactions contemplated by the Merger Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, that certain registration rights agreement, dated May 20, 2019, will be amended and restated (as amended and restated, the “Registration Rights Agreement”), and the Surviving Entity, the Sponsor, certain stockholders of Celularity and certain PIPE Investors will enter into the Registration Rights Agreement at the Closing, pursuant to which the Surviving Entity will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of GX Class A Common Stock and other equity securities of GX that are held by the parties thereto from time to time.

The Registration Rights Agreement will terminate on the earlier of (i) the seventh anniversary of the date of the Registration Rights Agreement or (ii) with respect to any party thereto, on the date that such party no longer holds any Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form Registration Rights Agreement, a copy of which is attached as Exhibit A to the Merger Agreement, filed as Exhibit 2.1 to this Current Report, and is incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, certain existing Celularity stockholders will each agree, subject to certain customary exceptions, not to transfer the shares of GX Class A Common Stock held by such contracting parties until the earlier of (A) one year after the Closing or (B) subsequent to the Closing, (x) if the last sale price of GX Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after Closing or (y) the date on which GX completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of GX’s stockholders having the right to exchange their shares of GX Class A Common Stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit B to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”), and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of GX Class A Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of GX under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

On January 8, 2021, GX and Celularity issued a joint press release announcing the execution of the Merger Agreement and the transactions contemplated thereby and announcing that Celularity and GX will hold a conference call on January 8, 2021 at 8:00 a.m. Eastern Time (the “Conference Call”). The press release is furnished as Exhibit 99.1 to this Current Report.

The script that GX intends to use for the Conference Call is furnished as Exhibit 99.2 to this Current Report.

An investor presentation for use by GX with certain of its stockholders and other persons with respect to the Business Combination, and for use by GX during the Conference Call, is furnished as Exhibit 99.3 to this Current Report.

Forward-Looking Statements

This Current Report contains, or incorporates by reference, “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements regarding GX’s, GX’s management team’s, Celularity’s and Celularity’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the ability to consummate the Business Combination, (ii) the expected benefits of the Business Combination; (iii) the financial and business performance of Celularity, (iv) the inability to complete the PIPE Investment; (v) the success and timing of Celularity’s cellular therapeutic development activities and initiating clinical trials; (vi) the success and timing of Celularity’s planned clinical trials; (vii) Celularity’s ability to obtain and maintain regulatory approval of any of Celularity’s therapeutic candidates; (viii) Celularity’s plans to research, discover and develop additional therapeutic candidates, including by leveraging genetic engineering and other technologies and expanding into additional indications; (ix) Celularity’s ability to expand its manufacturing capabilities, and to manufacture Celularity’s therapeutic candidates and scale production; (x) Celularity’s ability to meet certain milestones; (xi) changes in Celularity’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; (xii) the implementation, market acceptance and success of Celularity’s business model; (xiii) developments and projections relating to Celularity’s competitors and industry; (xiv) the impact of health epidemics, including the COVID-19 pandemic, on Celularity’s business and the actions Celularity may take in response thereto; (xv) Celularity’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; (xvi) expectations regarding the time during which GX will be an emerging growth company under the JOBS Act; (xvii) Celularity’s future capital requirements and sources and uses of cash; (xviii) Celularity’s ability to obtain funding for its operations; (xix) Celularity’s business, expansion plans and opportunities; and (xx) the outcome of any known and unknown litigation and regulatory proceedings. These risks and uncertainties may be amplified by the COVID- 19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither GX nor Celularity presently know, or that GX or Celularity currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GX’s and Celularity’s expectations, plans, or forecasts of future events and views as of the date of this Current Report. GX and Celularity anticipate that subsequent events and developments will cause GX’s and Celularity’s assessments to change. Accordingly, forward-looking statements should not be relied upon as representing GX’s or Celularity’s views as of any subsequent date, and GX does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Additional risks and uncertainties are identified and discussed in GX’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

Additional Information about the Business Combination and Where to Find It

GX intends to file the Registration Statement with the SEC, which will include a preliminary proxy statement to be distributed to holders of GX’s common stock in connection with GX’s solicitation of proxies for the vote by GX’s stockholders with respect to the Business Combination and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to Celularity’s stockholders in connection with the Business Combination. After the Registration Statement has been filed and declared effective, GX will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination and the other proposals regarding the Business Combination set forth in the Registration Statement. GX’s stockholders and other interested persons are advised to read, once available, the Registration Statement, including the preliminary proxy statement / prospectus contained therein, and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with GX’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about GX, Celularity and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by GX, without charge, at the SEC’s website located at www.sec.gov or by directing a request to GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Participants in the Solicitation

GX and its directors and officers may be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination. GX’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of GX in GX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 24, 2020, and GX’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on December 4, 2020 .

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Business Combination and other matters to be voted upon at the special meeting will be set forth in the Registration Statement for the Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the Registration Statement for the Business Combination.

Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Celularity, the combined company or GX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1*	Merger Agreement and Plan of Reorganization, dated as of January 8, 2021 by and among GX Acquisition Corp., Alpha First Merger Sub, Inc., Alpha Second Merger Sub LLC and Celularity Inc.

10.1	Form of Subscription Agreement

10.2*	Form of Stockholder Support Agreement

10.3*	Sponsor Support Agreement, dated as of January 8, 2021 by and among GX Acquisition Corp., Celularity Inc., GX Sponsor LLC and the directors and officers of GX Acquisition Corp. set forth therein

10.4	Form of Lock-up Agreement (incorporated by reference to Exhibit B to the Merger Agreement, filed as Exhibit 2.1 to this Current Report)

99.1	Press Release, dated January 8, 2021 (furnished only)

99.2	Conference Call Script (furnished only)

99.3	Investor Presentation of GX, dated as of January 8, 2021 (furnished only)

*	Certain schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. GX hereby agrees to hereby furnish as a supplement a copy of all omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GX ACQUISITION CORP.

	By:	/s/ Jay R. Bloom
		Name:	Jay R. Bloom
		Title:	Co-Chief Executive Officer

Dated: January 8, 2021